UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________________

FORM 8-K

_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

OFG BANCORP

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor
254 Muñoz Rivera Avenue
San Juan, Puerto Rico		00918

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by  check  mark  whether  the  registrant  is  an  emerging  growth  company  as  deﬁned  in  Rule  405  of  the

Securities Act  of  1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                                                Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with  any  new  or  revised  ﬁnancial  accounting  standards  provided  pursuant  to  Section  13(a)  of  the  Exchange  Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of OFG Bancorp (the “Company”) held on April 24, 2019 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting.

Proposal 1 – Election of Directors

The nominees named in the Proxy Statement were elected to serve as directors for a one-year term or until their successors are duly elected and qualified.  The voting results with respect to each nominee were as follows:

Directors	For	Withheld	Broker Non-Votes
Julian S. Inclán	43,975,108	1,029,314	3,369,214
José R. Fernández	44,525,433	478,989	3,369,214
Pedro Morazzani	44,207,303	797,119	3,369,214
Jorge Colón Gerena	44,294,335	710,087	3,369,214
Juan Carlos Aguayo	38,478,337	6,526,085	3,369,214
Néstor de Jesús	44,051,990	952,432	3,369,214
Edwin Pérez	44,458,611	545,811	3,369,214

Proposal 2 – Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis by 96.86% of the votes represented at the meeting.  The  voting  results  were  as  follows:

For	Against	Abstain	Broker Non-Votes
43,567,177	1,412,336	24,909	3,369,214

Proposal 3 – Ratification  of  Selection  of  Independent  Registered  Public  Accounting  Firm

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2019 was approved.  The voting results were as follows (there were no broker non-votes):

For	Against	Abstain
47,130,151	1,238,696	4,789

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          OFG BANCORP

Date: April 30, 2019                                               By:            /s/ Carlos O. Souffront

                                                                                                       Carlos O. Souffront

                                                                                                       General Counsel and

                                                                                                                       Secretary of the Board of Directors